2016 Q3 Supplemental Information

Introduction Management & Investor Contacts 3 Executive Summary 4 Capitalization Analysis & Research Coverage 5 2016 Guidance 6 Select Performance Information 7 Financial Information Consolidated Balance Sheet - GAAP 8 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Venture 9 Consolidated Statements of Operations - GAAP 10 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Venture 11 12 Net Operating Income 13 Debt Overview 14 Debt Covenant Compliance 15 Debt Maturities 16 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 17 Property Overview - Square Feet & Occupancy 18 Market Summary 19 Top 20 Tenants & Tenant Industry Profile 20 Lease Expiration Schedule 21 Lease Expiration by Market 22 Leasing Summary 23 Occupancy Summary 24 Capital Expenditure Summary 25 Transaction Activity 26 Additional Information 27 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 27 28 29 30 Definitions 31 Forward Looking Statements: Supplemental Information - Q3 2016 2 This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, including our 2016 guidance, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in foreign, domestic and local economies, changes in interest rates; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that would cause actual results to differ materially from those presented in our forward-looking statements see our Annual Report on Form 10-K for the year ended December 31, 2015 and subsequently filed periodic reports. On the Cover: Left - 80 M Street in Washington, D.C.; Market Square in Washington, D.C.; 116 Huntington Avenue in Boston, MA. Columbia Property Trust, Inc. Table of Contents Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly- owned properties Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly- owned properties Reconciliation of Net Operating Income (based on GAAP rents), and Net Operating Income (based on cash rents)

Columbia Property Trust, Inc.

Management & Investor Contacts

Corporate

One Glenlake Parkway, Suite 1200
Atlanta, Georgia 30328
404-465-2200
www.columbia.reit

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

David S. Dowdney
Senior Vice President
Western Region

Wendy W. Gill
Senior Vice President
Corporate Operations and
Chief Accounting Officer

Kevin A. Hoover
Senior Vice President
Portfolio Management

Adam I. Popper
Senior Vice President
Eastern Region

Board of Directors

Carmen M. Bowser
Independent Director

Charles R. Brown
Independent Director

Richard W. Carpenter
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbia.reit

Matt Stover
Senior Analyst - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbia.reit

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbia.reit

Supplemental Information - Q3 2016 3

Unaudited As of Period End 9/30/2016 Select Portfolio Statistics Number of Properties / Buildings (1) 24 / 31 Office Rentable Square Footage (in thousands) (1) (2) 11,243 Percent Leased (1) 90.7% Commenced Occupancy (1) 86.7% Average Economic Occupancy (1) (3) 84.2% Percentage of Properties Multi-Tenant / Single (4) (5) 69% / 31% Office Percentage of Portfolio (6) 97% Numbers of Markets / States (1) (7) 12 / 11 Percentage of Portfolio Central Business District / Suburban (4) (5) 71% / 29% Weighted Average Lease Term Remaining (8) 6.6 Years Balance Sheet ($ in thousands) Gross Real Estate Assets (5) 4,741,210 Gross Real Estate Assets - Unencumbered (5) (9) 3,770,988 Total Gross Debt (10) (11) 1,591,742 Percentage of Gross Real Estate Assets - Unencumbered / Gross Real Estate Assets 79.5% Total Gross Debt / Gross Real Estate Assets (11) 33.6% Rating / Outlook Standard & Poor's BBB / Stable Moody's Baa2 / Stable Number of Employees 93 (1) Reflects the sale of 9127 South Jamaica Street on October 12, 2016. (2) Includes 100% of Market Square Joint Venture. (3) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. (4) Based on Gross Real Estate Assets. (6) Based on square feet. (7) Includes Washington, D.C. (8) Based on Annualized Lease Revenue (ALR). (11) Reflects the paydown of the Revolving Credit Facility on October 3, 2016 with proceeds from the sale of 80 Park Plaza. 4 (10) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable. Supplemental Information - Q3 2016 Columbia Property Trust, Inc. Executive Summary Company Overview: Columbia Property Trust (NYSE: CXP) owns and operates Class-A office buildings in competitive, primarily CBD locations, and over half our investments are in high-barrier-to-entry, primary markets. As of September 30, 2016, our $5 billion portfolio included 24 office properties containing 11.4 million square feet and one hotel, concentrated in San Francisco, New York, and Washington, D.C. For more information about Columbia, which carries an investment-grade rating from both Moody's and Standard & Poor's, please visit our website at www.columbia.reit. Basis of Presentation: The data included in this report supplements the information provided in our periodic reports filed with the Securities and Exchange Commission and should be reviewed in conjunction with such filings. This report includes data presented in various groupings, including geographic location and tenant industry profile. Such groupings are provided for presentation purposes only, as management evaluates the company’s performance on a property by property basis. (9) Unencumbered assets are those not subject to mortgage debt. (5) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. As of September 30, 2016, CXP owned interests in 25 properties, of which 24 are wholly-owned and one is owned through an unconsolidated joint venture. On October 28, 2015, CXP transferred the Market Square Buildings and $325.0 million mortgage note to a joint venture, and sold a 49% interest in the joint venture to a third party (the “Market Square Joint Venture”). When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This report includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We do not control the Market Square Joint Venture and recognize that proportional financial data may not accurately depict all of the legal and economic implications of our interest in this joint venture.

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	123,215	123,206	123,393	124,343	124,359
Weighted-Average Shares Outstanding - Diluted	123,350	123,294	123,412	124,466	124,460
High Closing Price	$ 24.63	$ 22.77	$ 23.20	$ 25.97	$ 25.30
Low Closing Price	$ 21.24	$ 20.20	$ 19.81	$ 23.21	$ 21.16
Average Closing Price	$ 23.31	$ 21.64	$ 21.57	$ 24.30	$ 23.46
Closing Price (as of period end)	$ 22.39	$ 21.40	$ 21.99	$ 23.48	$ 23.20
Dividends / Share (annualized)	$ 1.20	$ 1.20	$ 1.20	$ 1.20	$ 1.20
Dividend Yield (annualized) (1)	5.4%	5.6%	5.5%	5.1%	5.2%
Common Shares Outstanding (1)	123,471	123,464	123,459	124,363	124,510
Market Value of Common Shares (1)	$ 2,764,516	$ 2,642,130	$ 2,714,863	$ 2,920,043	$ 2,888,632
Total Market Capitalization (1) (2) (3)	$ 4,356,258	$ 4,468,245	$ 4,542,335	$ 4,820,856	$ 5,148,019
Common Stock Repurchases					
Shares Purchased	-	-	1,105	152	570
Weighted-Average Price Per Share	$ -	$ -	$ 22.60	$ 23.23	$ 22.45
Total Value of Shares Purchased	$ -	$ -	$ 24,973	$ 3,531	$ 12,797

Equity Research Coverage

BMO Capital Markets Inc. John P. Kim 212-885-4115	**Evercore ISI** Sheila McGrath 212-497-0882	**Goldman Sachs & Co.** Brad Burke 917-343-2082	**JMP Securities** Mitch Germain 212-906-3546
Morgan Stanley Sumit Sharma 212-761-7567	**Oppenheimer & Co** Steve Manaker 212-667-5950	**Wunderlich Securities, Inc.** Craig Kucera 540-277-3366	

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Rating Agencies

Moody's Investor Services Lori Marks 212-553-1098	**Standard & Poor's** Fernanda Hernandez 212-438-1347

(1) Based on closing price and ending shares for the last trading day of quarter.
(2) Market value of shares plus gross debt as of quarter end.
(3) September 30, 2016 calculation reflects the paydown of the Revolving Credit Facility on October 3, 2016 with proceeds from the sale of 80 Park Plaza.

Supplemental Information - Q3 2016 5

Unaudited Per share Low High Net Income 0.50$ 0.52$ Real Estate Depreciation & Amortization 1.38 1.38 Gain on sale of real estate assets (0.41) (0.41) Funds From Operations 1.47$ 1.49$ Loss on early extinguishment of debt 0.15 0.15 Normalized Funds From Operations 1.62$ 1.64$ 2016 Portfolio Assumptions l Leased percentage at year end: l GAAP Straight Line Rental Income: l G&A Expenses 2016 Transaction Assumptions l Dispositions: ($551MM sold as of 10/27/16) l Acquisitions: 2016 Other Assumptions l Weighted-average common shares outstanding - diluted: 123.5MM (excludes impact of share repurchases after October 27, 2016) Supplemental Information - Q3 2016 6 NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. Columbia Property Trust, Inc. 2016 Guidance Twelve Months Ending 12/31/2016 90% to 92% $20MM to $23MM $32MM to $34MM $700MM to $1B Assumes no acquisitions before year end Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, October 27, 2016, at 5:00 p.m. ET to discuss financial results, business highlights and 2016 guidance. The number to call for this interactive teleconference is (412) 542-4180. A replay of the conference call will be available through November 4, 2016, by dialing (877) 344-7529 and entering the confirmation number, 10092869.

Columbia Property Trust, Inc.

Select Performance Information (1)

Unaudited ($ in thousands except for square feet, per-share data, percentages and ratios)

	Three Months Ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Operating Information					
Percent Leased (as of period end) (page 24)	90.7%	90.6%	92.4%	93.2%	93.3%
New Leases - Square Feet (page 23) (2)	35,858	448,761	52,095	126,156	120,446
Renewal Leases - Square Feet (page 23) (2)	112,828	155,236	13,155	596,949	18,560
NOI (based on cash rents) (page 13) (3)	64,895	79,075	76,380	79,033	78,020
Same Store NOI (based on cash rents) (page 13) (3)	55,839	70,571	62,146	63,149	61,426
Adjusted EBITDA (page 28)	63,679	76,782	73,117	78,162	78,581
Net Income (page 10)	36,898	13,286	6,697	10,169	20,143
Net Income per Share - Basic & Diluted	0.30	0.11	0.05	0.08	0.16
Normalized FFO (page 12)	46,187	58,856	54,841	59,221	58,132
Normalized FFO per Share - Basic & Diluted	0.37	0.48	0.44	0.48	0.47
AFFO (page 12)	30,289	41,023	46,466	33,752	43,682
Rental Income (pages 10 & 11)	91,586	97,405	104,149	106,392	107,011
Total Revenues (pages 10 & 11)	118,257	132,916	132,526	136,739	137,719
Straight Line Rent (3) (4)	5,292	3,685	5,687	4,942	4,957
Total Operating Expenses (pages 10 & 11)	95,391	101,593	107,243	111,308	113,535
Maintenance Capital (page 25)	11,637	14,575	3,671	20,505	9,140
Investment Capital (page 25)	16,811	9,553	8,083	21,385	16,907
Dividends	37,041	37,040	37,039	37,354	37,524
Dividends per Share	0.30	0.30	0.30	0.30	0.30
Balance Sheet Information (as of period end)					
Gross Real Estate Assets (pages 8 & 9) (5)	4,741,210	5,102,583	5,129,689	5,344,697	5,737,688
Total Assets (page 8 & 9)	4,492,436	4,635,008	4,807,922	4,853,053	5,213,373
Net Debt (pages 8 & 9) (6)	1,486,753	1,790,648	1,779,111	1,857,209	2,204,162
Gross Debt (pages 8 & 9) (7) (8)	1,591,742	1,826,115	1,827,472	1,900,813	2,259,387
Ratios					
NOI Margin (9)	60.2%	63.6%	63.1%	62.9%	62.0%
Fixed Charge Coverage Ratio (10)	3.38	4.03	3.74	3.90	3.65
Net Debt (Average) to Adjusted EBITDA	6.65	5.78	6.38	6.30	6.51
Gross Debt / Gross Real Estate Assets (as of period end)	33.6%	35.8%	35.6%	35.6%	39.4%
Normalized FFO Payout Ratio (11)	80.2%	62.9%	67.5%	63.1%	64.5%
AFFO Payout Ratio (12)	122.3%	90.3%	79.7%	110.7%	85.9%

(1) This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 27-30. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations can be found on page 31.

(2) Leasing activity is shown at 100% for CXP's share (51%) in the Market Square Joint Venture.

(3) Net operating income and straight line rent reflect 51% of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(4) Excludes adjustments for straight line rent related to lease terminations within general and administrative expense.

(5) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(6) Net debt is calculated as the total principal amount of debt outstanding less cash and cash equivalents and discount and fees on notes and bonds payable.

(7) September 30, 2016 calculation reflects the paydown of the Revolving Credit Facility on October 3, 2016 with proceeds from the sale of 80 Park Plaza.

(8) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable.

(9) NOI margin is calculated as GAAP NOI divided by total GAAP revenues.

(10) Fixed charge coverage is calculated as Adjusted EBITDA divided by the sum of interest expense, principal amortization, and capitalized interest.

(11) Calculated as dividends divided by Normalized FFO for the quarter.

(12) Calculated as dividends divided by AFFO for the quarter.

Supplemental Information - Q3 2016 7

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Assets:					
Real estate assets, at cost:					
Land	$ 787,456	$ 844,495	$ 864,690	$ 896,467	$ 1,056,275
Buildings and improvements	2,871,856	3,345,017	3,374,833	3,511,070	3,970,646
Buildings and improvements, accumulated depreciation	(500,583)	(603,088)	(584,830)	(613,639)	(648,405)
Intangible lease asset	345,651	471,701	490,361	509,221	546,503
Intangible lease asset, accumulated amortization	(141,451)	(235,121)	(244,578)	(250,085)	(266,454)
Construction in progress	28,888	14,176	11,223	31,847	45,623
Real estate assets held for sale	350,301	53,143	-	-	-
Real estate assets held for sale, accumulated depreciation	(111,425)	(9,897)	-	-	-
Total real estate assets	**$ 3,630,693**	**$ 3,880,426**	**$ 3,911,699**	**$ 4,084,881**	**$ 4,704,188**
Cash and cash equivalents	190,856	23,803	185,376	32,645	44,823
Tenant receivables, net of allowance for doubtful accounts	6,366	11,210	11,731	11,670	10,818
Straight line rent receivable	70,186	113,921	103,367	109,062	112,750
Prepaid expenses and other assets	24,885	35,230	35,779	35,848	34,049
Intangible lease origination costs	140,380	227,769	244,740	258,672	269,130
Intangible lease origination costs, accumulated amortization	(81,735)	(161,994)	(174,180)	(181,482)	(181,420)
Deferred lease costs	94,112	128,808	113,310	128,944	138,880
Deferred lease costs, accumulated amortization	(33,729)	(41,626)	(38,808)	(40,817)	(39,845)
Investment in unconsolidated joint venture (page 9)	125,605	123,919	121,784	118,695	-
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Other assets held for sale	55,431	10	-	-	-
Other assets held for sale, accumulated amortization	(23,125)	-	-	-	-
Total assets	**$ 4,319,925**	**$ 4,461,476**	**$ 4,634,798**	**$ 4,678,118**	**$ 5,213,373**
Liabilities:					
Line of credit and notes payable	$ 824,992	$ 1,060,365	$ 1,208,722	$ 1,135,063	$ 1,659,387
Bonds payable	700,000	600,000	600,000	600,000	600,000
Discount and fees on notes and bonds payable	(10,643)	(7,856)	(8,535)	(9,233)	(10,402)
Accounts payable, accrued expenses, and accrued capital expenditures	81,617	86,010	85,351	98,759	110,103
Distributions payable	-	-	-	37,354	-
Deferred income	20,411	23,793	21,886	24,814	25,232
Intangible lease liabilities	82,719	134,943	135,252	138,663	150,489
Intangible lease liabilities, accumulated amortization	(46,480)	(85,547)	(82,098)	(81,496)	(83,736)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Liabilities held for sale	16,854	132	-	-	-
Liabilities held for sale, accumulated amortization	(1,210)	-	-	-	-
Total liabilities	**$ 1,788,260**	**$ 1,931,840**	**$ 2,080,578**	**$ 2,063,924**	**$ 2,571,073**
Equity:					
Common stock	$ 1,234	$ 1,234	$ 1,234	$ 1,243	$ 1,245
Additional paid in capital	4,565,651	4,564,729	4,563,537	4,588,303	4,591,204
Cumulative distributions in excess of earnings	(2,027,155)	(2,027,012)	(2,003,258)	(1,972,916)	(1,945,731)
Other comprehensive loss	(8,065)	(9,315)	(7,293)	(2,436)	(4,418)
Total equity	**$ 2,531,665**	**$ 2,529,636**	**$ 2,554,220**	**$ 2,614,194**	**$ 2,642,300**
Total liabilities and equity	**$ 4,319,925**	**$ 4,461,476**	**$ 4,634,798**	**$ 4,678,118**	**$ 5,213,373**

Supplemental Information - Q3 2016 8

Columbia Property Trust, Inc.

Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Venture (1)

Unaudited (in thousands)

	As of Period End				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Assets:					
Real estate assets, at cost:					
Land	$ 77,840	$ 77,840	$ 77,840	$ 77,840	$ -
Buildings and improvements	203,002	199,761	198,480	191,640	-
Buildings and improvements, accumulated depreciation	(6,037)	(4,361)	(2,736)	(1,077)	-
Intangible lease asset	2,221	2,361	2,414	2,647	-
Intangible lease asset, accumulated amortization	(571)	(527)	(371)	(270)	-
Construction in progress	1,544	2,344	1,446	4,989	-
Total real estate assets	**$ 277,999**	**$ 277,418**	**$ 277,073**	**$ 275,769**	**$ -**
Cash and cash equivalents	2,309	3,617	1,254	1,523	-
Tenant receivables, net of allowance for doubtful accounts	192	202	266	314	-
Straight line rent receivable	5,309	4,606	4,317	4,004	-
Prepaid expenses and other assets	215	239	294	175	-
Intangible lease origination costs	1,526	1,563	1,572	1,627	-
Intangible lease origination costs, accumulated amortization	(278)	(231)	(151)	(87)	-
Deferred lease costs	11,678	10,600	10,631	10,441	-
Deferred lease costs, accumulated amortization	(834)	(563)	(348)	(136)	-
Total assets	**$ 298,116**	**$ 297,451**	**$ 294,908**	**$ 293,630**	**$ -**
Liabilities:					
Line of credit and notes payable	$ 165,750	$ 165,750	$ 165,750	$ 165,750	$ -
Fees on notes payable	(181)	(191)	(196)	(203)	-
Accounts payable, accrued expenses, and accrued capital expenditures	4,058	4,852	4,418	6,165	-
Deferred income	791	885	763	674	-
Intangible lease liabilities	2,561	2,644	2,658	2,660	-
Intangible lease liabilities, accumulated amortization	(468)	(408)	(269)	(111)	-
Total liabilities	**$ 172,511**	**$ 173,532**	**$ 173,124**	**$ 174,935**	**$ -**
Investment in unconsolidated joint venture (page 8)	**$ 125,605**	**$ 123,919**	**$ 121,784**	**$ 118,695**	**$ -**

(1) Reflects 51% of the assets and liabilities of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q3 2016 9

Columbia Property Trust, Inc.

Consolidated Statements of Operations - GAAP

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Revenues:					
Rental income	$ 87,561	$ 93,567	$ 99,586	$ 103,312	$ 107,011
Tenant reimbursements	17,090	18,708	19,753	22,260	22,627
Hotel income	6,270	6,551	4,663	5,411	6,941
Other property income (1)	827	919	1,009	701	332
Lease termination income (2)	1,518	8,185	1,568	995	808
Total revenues	**$ 113,266**	**$ 127,930**	**$ 126,579**	**$ 132,679**	**$ 137,719**
Operating expenses:					
Property operating costs	39,101	40,242	41,336	43,703	46,538
Hotel operating costs	4,946	5,038	4,331	4,546	5,331
Asset and property management fees	387	341	330	444	472
Depreciation	26,778	28,450	29,289	31,229	32,441
Amortization	11,895	14,932	16,075	19,895	20,276
General and administrative	7,467	7,761	10,490	7,762	6,797
Acquisition fees and expenses	-	-	-	-	1,680
Total operating expenses	**$ 90,574**	**$ 96,764**	**$ 101,851**	**$ 107,579**	**$ 113,535**
Operating income	**$ 22,692**	**$ 31,166**	**$ 24,728**	**$ 25,100**	**$ 24,184**
Other income (expense):					
Interest expense	(15,338)	(15,580)	(16,097)	(17,235)	(20,212)
Capital lease obligation interest expense	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Development authority bond income	1,800	1,800	1,800	1,800	1,800
Interest and other income	39	8	5	6	8
Loss on interest rate swaps	-	-	-	-	(1,102)
Loss on early extinguishment of debt	(18,905)	(92)	-	-	(2,672)
Total other income (expense)	**$ (34,204)**	**$ (15,664)**	**$ (16,092)**	**$ (17,229)**	**$ (23,978)**
Income (loss) before income tax expense, loss from unconsolidated joint venture and gains on sale of real estate assets	**$ (11,512)**	**$ 15,502**	**$ 8,636**	**$ 7,871**	**$ 206**
Income tax expense	(65)	(245)	(77)	(238)	(245)
Income (loss) before loss from unconsolidated joint venture and gains on sale of real estate assets	**$ (11,577)**	**$ 15,257**	**$ 8,559**	**$ 7,633**	**$ (39)**
Loss from unconsolidated joint venture (page 11)	(1,937)	(1,952)	(1,552)	(1,142)	-
Income (loss) before gain (loss) on sale of real estate assets	**$ (13,514)**	**$ 13,305**	**$ 7,007**	**$ 6,491**	**$ (39)**
Gain (loss) on sale of real estate assets	50,412	(19)	(310)	3,678	20,182
Net income	**$ 36,898**	**$ 13,286**	**$ 6,697**	**$ 10,169**	**$ 20,143**
Weighted-average common shares outstanding - basic	123,215	123,206	123,393	124,343	124,359
Net income per share - basic	**$ 0.30**	**$ 0.11**	**$ 0.05**	**$ 0.08**	**$ 0.16**
Weighted-average common shares outstanding - diluted	123,350	123,294	123,412	124,466	124,460
Net income per share - diluted	**$ 0.30**	**$ 0.11**	**$ 0.05**	**$ 0.08**	**$ 0.16**

(1) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue.

(2) Includes adjustments for straight-line rent related to lease terminations.

Supplemental Information - Q3 2016 10

Columbia Property Trust, Inc.

Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Venture (1)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Revenues:					
Rental income	$ 4,025	$ 3,838	$ 4,563	$ 3,080	$ -
Tenant reimbursements	966	1,148	1,384	980	-
Total revenues	**$ 4,991**	**$ 4,986**	**$ 5,947**	**$ 4,060**	**$ -**
Operating expenses:					
Property operating costs	2,449	2,497	2,582	1,872	-
Asset and property management fees	240	250	278	196	-
Depreciation	1,675	1,626	1,808	1,135	-
Amortization	448	451	662	471	-
General and administrative	5	5	62	55	-
Total operating expenses	**$ 4,817**	**$ 4,829**	**$ 5,392**	**$ 3,729**	**$ -**
Operating income	**$ 174**	**$ 157**	**$ 555**	**$ 331**	**$ -**
Other income (expense):					
Interest expense	(2,108)	(2,108)	(2,107)	(1,473)	-
Interest and other income	-	1	-	-	-
Total other income (expense)	**$ (2,108)**	**$ (2,107)**	**$ (2,107)**	**$ (1,473)**	**$ -**
Net loss before income tax (expense) benefit	**$ (1,934)**	**$ (1,950)**	**$ (1,552)**	**$ (1,142)**	**$ -**
Income tax expense	(3)	(2)	-	-	-
Loss from unconsolidated joint venture (page 10)	**$ (1,937)**	**$ (1,952)**	**$ (1,552)**	**$ (1,142)**	**$ -**

(1) Reflects 51% of the revenues and expenses of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q3 2016 11

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Net Operating Income (based on GAAP rents)	**$ 71,151**	**$ 84,548**	**$ 83,669**	**$ 85,979**	**$ 85,378**
General and administrative (G&A)	(7,467)	(7,761)	(10,490)	(7,762)	(6,797)
Interest expense (net)	(17,116)	(17,372)	(17,892)	(19,030)	(22,004)
Interest income from development authority bonds	1,800	1,800	1,800	1,800	1,800
Income tax expense	(65)	(245)	(77)	(238)	(245)
Adjustments included in loss from unconsolidated joint venture	(2,116)	(2,114)	(2,169)	(1,528)	-
Normalized FFO	**$ 46,187**	**$ 58,856**	**$ 54,841**	**$ 59,221**	**$ 58,132**
Normalized FFO per share (basic)	**$ 0.37**	**$ 0.48**	**$ 0.44**	**$ 0.48**	**$ 0.47**
Normalized FFO per share (diluted)	**$ 0.37**	**$ 0.48**	**$ 0.44**	**$ 0.48**	**$ 0.47**
Net Operating Income (based on cash rents)	**$ 64,895**	**$ 79,075**	**$ 76,380**	**$ 79,033**	**$ 78,020**
General and administrative (G&A)	(7,467)	(7,761)	(10,490)	(7,762)	(6,797)
Stock based compensation expense in G&A (1)	917	1,213	1,382	623	896
Straight-line rent receivable write-off in G&A (2)	233	79	160	158	6
Interest expense - cash (net)	(14,479)	(14,655)	(15,080)	(16,033)	(19,058)
Income tax expense	(65)	(245)	(77)	(238)	(245)
Adjustments included in loss from unconsolidated joint venture	(2,108)	(2,108)	(2,138)	(1,524)	-
Maintenance capital (3) (4)	(11,637)	(14,575)	(3,671)	(20,505)	(9,140)
AFFO	**$ 30,289**	**$ 41,023**	**$ 46,466**	**$ 33,752**	**$ 43,682**
Weighted-average common shares outstanding - basic	123,215	123,206	123,393	124,343	124,359
Weighted-average common shares outstanding - diluted	123,350	123,294	123,412	124,466	124,460

(1) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(2) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense.

(3) Reflects 51% of the net operating income of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(4) See page 31 of this supplemental report for a description of Maintenance Capital and page 25 for a detail of all capital expenditures.

Supplemental Information - Q3 2016 12

Columbia Property Trust, Inc.

Net Operating Income

Unaudited (in thousands)

	Three Months Ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Net Operating Income (based on GAAP rents)					
Revenues:					
Rental Income	$ 73,824	$ 79,948	$ 79,847	$ 81,169	$ 77,467
Tenant Reimbursements	11,735	14,373	12,625	14,851	16,301
Hotel Income	6,270	6,551	4,663	5,411	6,941
Other Property Income	814	838	894	586	217
Lease Termination Income	1,518	8,104	1,487	918	637
Total Revenues	**$ 94,161**	**$ 109,814**	**$ 99,516**	**$ 102,935**	**$ 101,563**
Operating Expenses:					
Property Operating Costs	(32,417)	(33,640)	(32,426)	(33,394)	(33,202)
Hotel Operating Costs	(4,946)	(5,038)	(4,331)	(4,546)	(5,331)
Total Operating Expenses	**$ (37,363)**	**$ (38,678)**	**$ (36,757)**	**$ (37,940)**	**$ (38,533)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (1)	**$ 56,798**	**$ 71,136**	**$ 62,759**	**$ 64,995**	**$ 63,030**
Same Store Net Operating Income (based on GAAP rents) 51% of Market Square Buildings (2)	**$ 2,301**	**$ 2,239**	**$ 3,088**	**$ 1,992**	**$ 2,948**
Net Operating Income from:					
Acquisitions (3)	6,909	6,458	7,040	6,763	4,330
Dispositions (4)	5,143	4,715	10,782	12,229	15,070
Net Operating Income (based on GAAP rents)	**$ 71,151**	**$ 84,548**	**$ 83,669**	**$ 85,979**	**$ 85,378**
Net Operating Income (based on cash rents)					
Revenues:					
Rental Income	$ 70,678	$ 76,878	$ 75,940	$ 76,843	$ 72,771
Tenant Reimbursements	11,735	14,373	12,625	14,851	16,301
Hotel Income	6,270	6,551	4,663	5,411	6,941
Other Property Income	814	838	894	586	217
Lease Termination Income	1,518	8,104	1,487	918	637
Total Revenues	**$ 91,015**	**$ 106,744**	**$ 95,609**	**$ 98,609**	**$ 96,867**
Operating Expenses:					
Property Operating Costs	(31,780)	(33,003)	(31,789)	(32,757)	(32,565)
Hotel Operating Costs	(4,946)	(5,038)	(4,331)	(4,546)	(5,331)
Total Operating Expenses	**$ (36,726)**	**$ (38,041)**	**$ (36,120)**	**$ (37,303)**	**$ (37,896)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (1)	**$ 54,289**	**$ 68,703**	**$ 59,489**	**$ 61,306**	**$ 58,971**
Same Store Net Operating Income (based on cash rents) 51% of Market Square Buildings (2)	**$ 1,550**	**$ 1,868**	**$ 2,657**	**$ 1,843**	**$ 2,455**
Net Operating Income from:					
Acquisitions (3)	6,465	6,097	6,680	5,126	3,188
Dispositions (4)	2,591	2,407	7,554	10,758	13,406
Net Operating Income (based on cash rents)	**$ 64,895**	**$ 79,075**	**$ 76,380**	**$ 79,033**	**$ 78,020**

(1) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(2) Reflects NOI from 51% of the Market Square Buildings for all periods presented. On October 28, 2015, we transferred the Market Square Buildings and the $325.0 million mortgage note to a joint venture, and sold a 49% interest in the joint venture. Our interest in NOI from the Market Square Buildings is included in loss from unconsolidated joint venture for all quarters presented except third quarter of 2015 where it is included in our consolidated results of operations.

(3) Reflects activity for the following property acquired since July 1, 2015, for all periods presented: 229 West 43rd Street.

(4) Reflects activity for the following properties sold since July 1, 2015, for all periods presented: 80 Park Plaza, 9189, 9191 & 9193 S. Jamaica Street, 800 North Frederick, 100 East Pratt, 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

Supplemental Information - Q3 2016 13

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 9/30/2016)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance		% of Total Debt
Mortgage Notes						
221 Main Street	May-17	3.95%	Fixed	$	73,000	4.6%
263 Shuman Boulevard	July-17	5.55%	Fixed		49,000	3.1%
One Glenlake Parkway	December-18	5.80%	Fixed		27,072	1.7%
650 California Street	July-19	3.60%	Fixed		126,920	8.0%
Market Square	July-23	5.07%	Fixed		165,750 (1)	10.4%
Weighted Average / Secured - Mortgage Notes	**3.6 Years**	**4.56%**		**$**	**441,742**	**27.8%**

Debt Instrument - Unsecured	Maturity	Rate	Rate Type	Balance		% of Total Debt
Bank Facilities						
$500 Million Revolving Credit Facility (2)	July-19	LIBOR + 100 bps	Floating	$	- (3)	0.0%
$300 Million Term Loan (4)	July-20	LIBOR + 110 bps	Floating		300,000	18.8%
$150 Million Term Loan (5)	July-22	3.52%	Fixed		150,000	9.4%
Weighted Average / Bank Facilities	**4.5 Years**	**2.24%**		**$**	**450,000**	**28.2%**
Senior Notes						
$350 Million Notes @ 4.150%	April-25	4.15%	Fixed	$	350,000	22.0%
$350 Million Notes @ 3.650%	August-26	3.65%	Fixed		350,000	22.0%
Weighted Average / Senior Notes	**9.2 Years**	**3.90%**		**$**	**700,000**	**44.0%**
Weighted Average / Unsecured	**7.4 Years**	**3.25%**		**$**	**1,150,000**	**72.2%**

Weighted Average / Total Debt	**6.3 Years**	**3.61%**		**$**	**1,591,742**	**100.0%**

Debt - consolidated	$	1,425,992	
Debt - unconsolidated		165,750	
Total Debt	**$**	**1,591,742**	

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance		% of Total Debt
Fixed Rate Debt	6.9 Years	4.08%		$	1,291,742	81.2%
Floating Rate Debt	3.8 Years	1.60%			300,000	18.8%
Total	**6.3 Years**	**3.61%**		**$**	**1,591,742**	**100.0%**

(1) Reflects 51% of the mortgage balance of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(2) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.875% to 1.55% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.55% based on credit rating. This facility carries two six-month extension options.

(3) Balance is as of October 3, 2016 and reflects the paydown of debt with proceeds from the sale of 80 Park Plaza.

(4) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating.

(5) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.52% per annum and terminates on July 29, 2022. The spread of 1.55% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income.

Supplemental Information - Q3 2016 14

Unaudited (at 9/30/2016) Bond Covenant Compliance Metric Actual (9/30/16) Debt to Total Asset Value Ratio Max 60% 31% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.61x Secured Debt to Total Asset Value Ratio Max 40% 6% Maintenance of Total Unencumbered Assets Min 150% 325% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (9/30/16) Debt to Total Asset Value Ratio Max 60% 37% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.32x Secured Debt to Total Asset Value Ratio Max 40% 10% Unencumbered Asset Coverage Ratio Min 1.66x 2.95x Unencumbered Interest Coverage Ratio Min 1.75x 3.94x Supplemental Information - Q3 2016 15 Columbia Property Trust, Inc. Debt Covenant Compliance

Unaudited ($ in thousands) (at 9/30/2016) Secured Debt Unsecured Debt Unsecured Debt Total Debt % of Weighted Average % of Gross Mortgage Notes Bank Facilities Senior Notes Balance Total Debt Rate - Qtr (1) Real Estate Assets -$ -$ -$ -$ 0.0% 0.00% 0.0% 122,000 - - 122,000 7.7% 4.59% 2.6% 27,072 - - 27,072 1.7% 5.80% 0.6% 126,920 - - 126,920 8.0% 3.60% 2.7% - 300,000 - 300,000 18.8% 1.60% 6.3% - 150,000 - 150,000 9.4% 3.52% 3.1% 165,750 - - 165,750 10.4% 5.07% 3.5% - - 350,000 350,000 22.0% 4.15% 7.4% - - 350,000 350,000 22.0% 3.65% 7.4% 441,742$ 450,000$ 700,000$ 1,591,742$ 100.0% 3.61% 33.6% 27.8% 28.2% 44.0% Supplemental Information - Q3 2016 16 2023 Columbia Property Trust, Inc. Debt Maturities (1) Includes effective rates on variable rate loans swapped to fixed. 2016 Year Maturity 2025 2026 Total % of Total Debt 2017 2018 2019 2020 2022 $0 $100,000 $200,000 $300,000 $400,000 $500,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Maturity Schedule Mortgage Debt Term Loan Bonds 4.59% 5.07% 4.15% 3.65% 1.60% 3.52% 3.60% 5.80%

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited ($ in thousands) (at 9/30/2016)

Property	Market	Ownership %	Secured Debt?	Gross Real Estate Assets (1)	Annualized Lease Revenue (ALR)	Net Operating Income - Q3 (based on GAAP rents)	Net Operating Income - Q3 (based on cash rents)
229 West 43rd Street	New York, NY	100%		$ 511,020	$ 35,904	$ 6,909	$ 6,465
315 Park Avenue South	New York, NY	100%		366,546	23,848	3,514	2,114
222 East 41st Street	New York, NY	100%		297,821	15,347 (2)	(2,890)	(2,301)
95 Columbus	Jersey City, NJ	100%		203,112	24,416	3,847	4,048
Subtotal - New York				1,378,499	99,515	11,380	10,326
333 Market Street	San Francisco, CA	100%		408,640	24,971 (3)	6,343	5,884
650 California Street	San Francisco, CA	100%	Yes	317,295	19,882	2,943	2,264
University Circle	East Palo Alto, CA	100%		279,604	35,947	6,449	6,516
221 Main Street	San Francisco, CA	100%	Yes	235,335	22,049	4,360	3,471
Subtotal - San Francisco				1,240,874	102,849	20,095	18,135
Lindbergh Center	Atlanta, GA	100%		288,447	22,278 (3)	5,557	5,495
Three Glenlake Parkway	Atlanta, GA	100%		102,171	7,627 (3)	1,752	1,872
One Glenlake Parkway	Atlanta, GA	100%	Yes	70,828	6,968	940	959
Subtotal - Atlanta				461,446	36,873	8,249	8,326
Market Square	Washington, D.C.	51%	Yes	283,572 (4)	21,463 (4)	2,301 (4)	1,550 (4)
80 M Street	Washington, D.C.	100%		102,047	9,015	1,359	1,405
Subtotal - Washington, D.C.				385,619	30,478	3,660	2,955
5 Houston Center	Houston, TX	100%		128,962	26,508	4,229	4,305
Energy Center I	Houston, TX	100%		94,168	12,648	1,892	1,952
515 Post Oak	Houston, TX	100%		47,414	6,058	758	676
Subtotal - Houston				270,544	45,214	6,879	6,933
Cranberry Woods Drive	Pittsburgh, PA	100%		195,272	15,778 (3)	3,963	3,907
116 Huntington Avenue	Boston, MA	100%		156,193	11,396	1,425	1,420
Pasadena Corporate Park	Los Angeles, CA	100%		111,586	7,850	894	971
Subtotal - Other				463,051	35,024	6,282	6,298
Key Center Tower	Cleveland, OH	100%		288,493	35,706	5,029	4,037
Key Center Marriott (Hotel)	Cleveland, OH	100%		54,156	-	1,301	1,301
9127 S. Jamaica Street	Denver, CO	100%		23,478	-	(186)	(186)
263 Shuman Boulevard	Chicago, IL	100%	Yes	63,192	6,957 (5)	1,006	1,557
Sterling Commerce	Dallas, TX	100%		60,660	8,156	997	1,221
SanTan Corporate Center	Phoenix, AZ	100%		50,904	6,860	905	990
Subtotal - Potential Dispositions				540,883	57,679	9,052	8,920
Corporate & Other				294		5,554 (6)	3,002 (6)
Total - All Properties (4)				**$ 4,741,210**	**$ 407,632**	**$ 71,151**	**$ 64,895**
Total - wholly-owned properties				**$ 4,457,638**	**$ 386,169**	**$ 68,850**	**$ 63,345**
Total - 51% of Market Square Buildings				**$ 283,572**	**$ 21,463**	**$ 2,301**	**$ 1,550**

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Reimbursements are excluded as operating expenses are paid directly by the tenant.

(3) Except for insurance expense, reimbursements are excluded as operating expenses are paid directly by the tenant.

(4) Reflects 51% of the gross real estate assets, ALR and NOI of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(5) Except for real estate tax and insurance expense, reimbursements are excluded as operating expenses are paid directly by the tenant.

(6) Includes net operating income for the following properties sold during the quarter: 800 North Frederick, 9189, 9191, & 9193 South Jamaica Street, and 80 Park Plaza.

Supplemental Information - Q3 2016 17

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy

Unaudited (SF in thousands) (at 9/30/2016)

Property	Market	Ownership %	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	481	481	100.0%	100.0%	95.8%
315 Park Avenue South	New York, NY	100%	332	298	89.8%	79.1%	67.1%
222 East 41st Street	New York, NY	100%	390	390	100.0%	0.0%	0.6%
95 Columbus	Jersey City, NJ	100%	629	620	98.6%	98.6%	98.1%
Subtotal - New York			1,832	1,789	97.7%	74.5%	71.1%
333 Market Street	San Francisco, CA	100%	657	657	100.0%	100.0%	100.0%
650 California Street	San Francisco, CA	100%	477	315	66.0%	65.2%	63.5%
University Circle	East Palo Alto, CA	100%	451	429	95.1%	95.1%	95.1%
221 Main Street	San Francisco, CA	100%	379	343	90.5%	89.3%	88.1%
Subtotal - San Francisco			1,964	1,744	88.8%	88.4%	87.7%
Lindbergh Center	Atlanta, GA	100%	955	955	100.0%	100.0%	100.0%
Three Glenlake Parkway	Atlanta, GA	100%	355	355	100.0%	100.0%	100.0%
One Glenlake Parkway	Atlanta, GA	100%	351	249	70.9%	70.9%	71.0%
Subtotal - Atlanta			1,661	1,559	93.9%	93.9%	93.9%
Market Square	Washington, D.C.	51%	356 (2)	260 (2)	73.0%	72.4%	61.1%
80 M Street	Washington, D.C.	100%	285	173	60.7%	60.7%	64.6%
Subtotal - Washington, D.C.			641	433	67.6%	67.2%	62.6%
5 Houston Center	Houston, TX	100%	581	529	91.0%	91.0%	90.4%
Energy Center I	Houston, TX	100%	332	332	100.0%	100.0%	100.0%
515 Post Oak	Houston, TX	100%	274	203	74.1%	72.4%	66.1%
Subtotal - Houston			1,187	1,064	89.6%	89.3%	87.5%
Cranberry Woods Drive	Pittsburgh, PA	100%	824	824	100.0%	100.0%	100.0%
116 Huntington Avenue	Boston, MA	100%	271	211	77.9%	77.9%	77.9%
Pasadena Corporate Park	Los Angeles, CA	100%	264	249	94.3%	94.3%	94.3%
Subtotal - Other			1,359	1,284	94.5%	94.5%	94.5%
Key Center Tower	Cleveland, OH	100%	1,326	1,084	81.7%	81.7%	71.3%
Key Center Marriott (Hotel)	Cleveland, OH	100%	-	-	0.0%	0.0%	0.0%
9127 S. Jamaica Street (3)	Denver, CO	100%	-	-	-	-	-
263 Shuman Boulevard	Chicago, IL	100%	354	354	100.0%	100.0%	100.0%
Sterling Commerce	Dallas, TX	100%	310	310	100.0%	100.0%	100.0%
SanTan Corporate Center	Phoenix, AZ	100%	267	267	100.0%	100.0%	97.9%
Subtotal - Potential Dispositions			2,257	2,015	89.3%	89.3%	82.9%
Total - All Properties (2)			**10,901**	**9,888**	**90.7%**	**86.7%**	**84.2%**
Total - All Properties (at 100%)			**11,243** (4)	**10,138** (4)			

(1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter.
(2) Reflects 51% of the square feet of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.
(3) Property sold on October 12, 2016 for gross proceeds of $19.5 million.
(4) Includes 100% of Market Square: 698K rentable square feet and 510K leased square feet.

Supplemental Information - Q3 2016 18

Columbia Property Trust, Inc.

Market Summary

Unaudited ($ in thousands) (at 9/30/2016)

Geography	State	Properties	Gross Real Estate Assets (1)	% Gross Real Estate Assets
New York	NY	4	$ 1,378,499	29.1%
San Francisco	CA	4	1,240,874	26.2%
Atlanta	GA	3	461,446	9.7%
Washington, D.C.	DC	2	385,619 (2)	8.1%
Houston	TX	3	270,544	5.7%
Pittsburgh	PA	1	195,272	4.1%
Boston	MA	1	156,193	3.3%
Los Angeles	CA	1	111,586	2.4%
Potential Dispositions & Other	various	6	541,177	11.4%
Total		**25**	**$ 4,741,210**	**100.0%**

Market Distribution by Gross Real Estate Assets


Potential Dispositions & Other
11.4%
Los Angeles
2.4%
Boston
3.3%
Pittsburgh
4.1%
Houston
5.7%
Washington, D.C.
8.1%
Atlanta
9.7%
San Francisco
26.2%
New York
29.1%

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Reflects 51% of the gross real estate assets of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q3 2016 19

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 9/30/2016)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR) (2)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (3)
Wells Fargo Bank N.A.	AA-	3	$ 28,630	7.0%	697	7.0%	8.9
AT&T Corporation/AT&T Services	BBB+	1	22,278	5.5%	955	9.7%	4.3
Pershing LLC	A+	1	18,537	4.6%	471	4.8%	4.7
Credit Suisse	A	2	16,082	4.0%	209	2.1%	1.4
Westinghouse Electric Company	Not Rated	1	15,778	3.9%	824	8.3%	8.7
NYU	AA-	1	14,802	3.6%	390	3.9%	31.7
Yahoo!	BB+	1	14,676	3.6%	193	2.0%	8.8
Keybank National Association	A-	1	13,939	3.4%	478	4.8%	13.8
Foster Wheeler	BBB-	1	12,646	3.1%	332	3.4%	1.9
Newell Rubbermaid, Inc.	BBB-	2	9,128	2.2%	411	4.2%	4.1
DocuSign, Inc.	Not Rated	1	8,689	2.1%	117	1.2%	7.8
DLA Piper US, LLP	Not Rated	1	8,423	2.1%	119	1.2%	1.8
OfficeMax	B-	1	6,957	1.7%	354	3.6%	0.7
Snap Inc.	Not Rated	1	5,733	1.4%	73	0.7%	9.3
Caremark PCS	BBB+	1	5,455	1.3%	207	2.1%	6.3
Amazon Web Services, Inc.	AA-	1	5,152	1.3%	62	0.6%	4.8
Squire Sanders LLP	Not Rated	1	5,089	1.3%	151	1.5%	5.6
Ernst & Young U.S. LLP	Not Rated	1	5,011	1.2%	118	1.2%	6.0
Quality Technology Services	Not Rated	1	4,906	1.2%	128	1.3%	10.0
MongoDB, Inc.	Not Rated	1	4,619	1.1%	64	0.6%	2.3
Subtotal - Top 20			**$ 226,530**	**55.6%**	**6,353**	**64.2%**	**7.8**
All other			181,102	44.4%	3,535	35.8%	5.1
Total			**$ 407,632**	**100.0%**	**9,888**	**100.0%**	**6.6**

Tenant Industry Profile (2)


Services - Business Services
16.8%
Fire - Depository Institutions
15.2%
Services - Legal Services
10.2%
Trans & Util - Communication
7.7%
Fire - Security and Commodity Brokers
6.4%
Services - Engineering & Management Services
5.7%
Services - Health Services
4.7%
Trans & Util - Electric, Gas, and Sanitary Services
4.5%
Fire - Nondepository Institutions
4.2%
Retail - Miscellaneous Retail
3.4%
Other
21.2%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.
(2) Reflects 51% of the ALR of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.
(3) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q3 2016 20

Unaudited (SF & $ in thousands) (at 9/30/2016) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 1,013 9.3% 786 0.2% 9 0.1% 46,263 11.4% 1,053 9.7% 37,382 9.2% 768 7.0% 17,281 4.2% 277 2.5% 33,030 8.1% 813 7.5% 60,674 14.9% 1,776 16.3% 34,738 8.5% 815 7.5% 25,620 6.3% 610 5.6% 15,994 3.9% 359 3.3% 37,983 9.3% 1,159 10.6% 37,090 9.1% 882 8.1% 5,067 1.2% 61 0.5% 739 0.2% 9 0.1% 3,628 0.9% 128 1.2% 51,357 12.6% 1,169 10.7% 407,632$ 100.0% 10,901 100.0% Supplemental Information - Q3 2016 21 2028 2029 2030+ Total NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. 2027 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Vacant Columbia Property Trust, Inc. Lease Expiration Schedule Year 0.2% 11.4% 9.2% 4.2% 8.1% 14.9% 8.5% 6.3% 3.9% 9.3% 9.1% 1.2% 0.2% 0.9% 12.6% 0.0% 5.0% 10.0% 15.0% 20.0% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc.

Lease Expiration by Market

Unaudited (SF & $ in thousands)

	Three Months Ended									
	12/31/16		3/31/17		6/30/17		9/30/17		Total	
Geography	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)
New York	-	$ -	2	$ 215	161	$ 12,194	22	$ 2,014	185	$ 14,423
San Francisco	9	786	68	5,061	52	2,704	34	1,845	163	10,396
Atlanta	-	-	-	-	-	-	-	-	-	-
Washington, D.C. (2)	-	-	12	783	18	1,332	7	392	37	2,507
Houston	-	-	90	4,093	7	330	35	1,444	132	5,867
Pittsburgh	-	-	-	-	-	-	-	-	-	-
Boston	-	-	12	875	3	163	-	-	15	1,038
Los Angeles	-	-	-	-	-	-	-	-	-	-
Potential Dispositions	-	-	66	2,068	375	7,468	10	155	451	9,691
Total	**9**	**$ 786**	**250**	**$ 13,095**	**616**	**$ 24,191**	**108**	**$ 5,850**	**983**	**$ 43,922**
% of Total Portfolio	**0.1%**	**0.2%**	**2.2%**	**3.2%**	**5.7%**	**5.9%**	**1.0%**	**1.5%**	**9.0%**	**10.8%**

(1) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.
(2) Reflects 51% of the ALR of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q3 2016 22

Columbia Property Trust, Inc.

Leasing Summary

Unaudited (weighted average unless otherwise noted)

	Three Months Ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Renewal Leases					
Number of Leases	7	4	4	10	4
Square Feet of Leasing (at 100%)	112,828	155,236	13,155	596,949	18,560
Square Feet of Leasing (at CXP's share) (1)	92,625	148,489	11,985	593,968	18,560
Lease Term (months)	75	87	25	188	51
Cash Rent Releasing Spread (2)	18.3%	10.5%	-1.1%	-11.9%	-5.1%
GAAP Rent Releasing Spread (2)	26.3%	25.9%	1.1%	7.2%	8.5%
Tenant Improvements per Square Foot	50.85	25.29	2.47	28.56	11.19
Leasing Commissions per Square Foot	16.98	10.39	8.46	12.11	7.43
Total per Square Foot	**$ 67.83**	**$ 35.68**	**$ 10.93**	**$ 40.67**	**$ 18.62**
Tenant Improvements per Square Foot per Year of Lease Term	8.09	3.51	1.17	1.83	2.61
Leasing Commissions per Square Foot per Year of Lease Term	2.70	1.44	4.00	0.78	1.73
Total per Square Foot per Year	**$ 10.79**	**$ 4.95**	**$ 5.17**	**$ 2.61**	**$ 4.34**
New Leases (Space Vacant > 1 Year)					
Number of Leases	4	1	-	7	11
Square Feet of Leasing (at 100%)	35,858	34,844	-	56,164	95,855
Square Feet of Leasing (at CXP's share) (1)	34,388	34,844	-	56,164	95,855
Lease Term (months)	97	131	-	104	86
Tenant Improvements per Square Foot	31.36	74.04	-	52.09	26.99
Leasing Commissions per Square Foot	24.07	47.44	-	16.42	17.59
Total per Square Foot	**$ 55.43**	**$ 121.48**	**$ -**	**$ 68.51**	**$ 44.58**
Tenant Improvements per Square Foot per Year of Lease Term	3.89	6.78	-	6.03	3.77
Leasing Commissions per Square Foot per Year of Lease Term	2.99	4.35	-	1.90	2.46
Total per Square Foot per Year	**$ 6.88**	**$ 11.13**	**$ -**	**$ 7.93**	**$ 6.23**
New Leases (Space Vacant < 1 Year) (3)					
Number of Leases	-	7	5	5	1
Square Feet of Leasing (at 100%)	-	413,917	52,095	69,992	24,591
Square Feet of Leasing (at CXP's share) (1)	-	412,182	49,239	59,355	24,591
Lease Term (months)	-	376	96	236	134
Cash Rent Releasing Spread (2)	-	-18.5%	50.2%	8.9%	8.6%
GAAP Rent Releasing Spread (2)	-	15.4%	115.8%	23.9%	7.6%
Tenant Improvements per Square Foot	-	178.71	28.99	106.92	60.66
Leasing Commissions per Square Foot	-	44.63	21.83	64.82	33.11
Total per Square Foot	**$ -**	**$ 223.34**	**$ 50.82**	**$ 171.74**	**$ 93.77**
Tenant Improvements per Square Foot per Year of Lease Term	-	5.70	3.62	5.45	5.45
Leasing Commissions per Square Foot per Year of Lease Term	-	1.42	2.72	3.30	2.97
Total per Square Foot per Year	**$ -**	**$ 7.12**	**$ 6.34**	**$ 8.75**	**$ 8.42**
Total Leases					
Number of Leases	11	12	9	22	16
Square Feet of Leasing (at 100%)	148,686	603,997	65,250	723,105	139,006
Square Feet of Leasing (at CXP's share) (1)	127,013	595,515	61,224	709,487	139,006
Lease Term (months)	82	361	95	196	101
Cash Rent Releasing Spread (2)	18.3%	-17.7%	49.2%	-6.9%	6.9%
GAAP Rent Releasing Spread (2)	26.3%	15.7%	113.6%	11.2%	7.7%
Tenant Improvements per Square Foot	44.59	171.14	28.49	47.53	38.37
Leasing Commissions per Square Foot	19.25	43.86	21.58	24.47	22.68
Total per Square Foot	**$ 63.84**	**$ 215.00**	**$ 50.07**	**$ 72.00**	**$ 61.05**
Tenant Improvements per Square Foot per Year of Lease Term	6.96	5.22	3.14	2.46	3.91
Leasing Commissions per Square Foot per Year of Lease Term	2.78	1.60	2.97	1.08	2.45
Total per Square Foot per Year	**$ 9.74**	**$ 6.82**	**$ 6.11**	**$ 3.54**	**$ 6.36**

(1) Reflects 51% of the square feet of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses).

(3) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q3 2016 23

Unaudited (SF & $ in thousands) (at 9/30/2016) Rentable Leased Percent Square Footage Square Footage Leased As of June 30, 2016 12,340 11,185 90.6% Dispositions (1) 9189, 9191, & 9193 South Jamaica Street (370) (370) 100.0% 80 Park Plaza (961) (824) 85.8% 9127 South Jamaica Street (2) (108) 0 0.0% Subtotal 10,901 9,991 Leasing Activity New Leases (3) - 52 Lease Expirations/Early Terminations (155) Net Absorption - (103) As of September 30, 2016 10,901 9,888 90.7% 9/30/15 (2) Property sold on October 12, 2016 for gross proceeds of $19.5 million. Supplemental Information - Q3 2016 24 Columbia Property Trust, Inc. Occupancy Summary (1) As of disposition date. (3) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. 90.7% 90.6% 92.4% 93.2% 93.3% 50% 60% 70% 80% 90% 100% 9/30/16 6/30/16 3/31/16 12/31/15 9/30/15 Percent Leased

Columbia Property Trust, Inc.

Capital Expenditure Summary (1)

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Maintenance					
Building Capital	$ 429	$ 844	$ 718	$ 1,697	$ 2,194
Tenant Improvements	7,810	2,551	2,798	10,732	6,700
Leasing Commissions	2,181	10,060	426	5,570	750
Other Leasing Costs	1,217	1,120	(271)	2,506	(504)
Total - Maintenance	**$ 11,637**	**$ 14,575**	**$ 3,671**	**$ 20,505**	**$ 9,140**
Investment					
Building Capital	$ 7,975	$ 1,994	$ 4,519	$ 10,165	$ 11,594
Tenant Improvements	7,723	3,000	3,744	4,200	2,132
Leasing Commissions	969	1,979	392	5,166	2,845
Other Leasing Costs	144	2,580	(572)	1,854	336
Total - Investment	**$ 16,811**	**$ 9,553**	**$ 8,083**	**$ 21,385**	**$ 16,907**
Maintenance & Investment					
Building Capital	$ 8,404	$ 2,838	$ 5,237	$ 11,862	$ 13,788
Tenant Improvements	15,533	5,551	6,542	14,932	8,832
Leasing Commissions	3,150	12,039	818	10,736	3,595
Other Leasing Costs	1,361	3,700	(843)	4,360	(168)
Total - Maintenance & Investment	**$ 28,448**	**$ 24,128**	**$ 11,754**	**$ 41,890**	**$ 26,047**

(1) Reflects 51% of the capital expenditures of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.
NOTE: See page 31 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q3 2016 25

Columbia Property Trust, Inc.

Transaction Activity

Unaudited ($ in thousands) (at 10/27/2016)

Acquisitions

Property Name	Location	Acquisition Date	Percent Ownership	Purchase Price	Rentable Square Footage	$ / SF	% Leased at Acquisition
229 West 43rd Street	New York, NY	8/4/2015	100.0%	$ 516,000	481,110	$ 1,073	97.7%
315 Park Avenue South	New York, NY	1/7/2015	100.0%	372,000	326,812	1,138	93.9%
1881 Campus Commons	Reston, VA	1/7/2015	100.0%	64,000	244,565	262	78.0%
Subtotal (2 Property Portfolio)				436,000	571,377	763	
116 Huntington Avenue	Boston, MA	1/8/2015	100.0%	152,000	270,943	561	77.8%
650 California Street	San Francisco, CA	9/9/2014	100.0%	310,200	476,592	651	88.1%
221 Main Street	San Francisco, CA	4/22/2014	100.0%	228,800	374,598	611	82.8%
Total - Acquisitions				**$ 1,643,000**	**2,174,620**		

Dispositions

Property Name	Location	Disposition Date	Percent Ownership	Gross Sale Price	Rentable Square Footage	$ / SF	% Leased at Disposition
9127 S. Jamaica Street	Denver, CO	10/12/2016	100.0%	$ 19,500	107,638	$ 181	0.0%
80 Park Plaza	Northern New Jersey	9/30/2016	100.0%	174,500	960,689	182	85.8%
9189, 9191 & 9193 S. Jamaica Street	Denver, CO	9/22/2016	100.0%	122,000	370,485	329	100.0%
800 North Frederick	Suburban Maryland	7/8/2016	100.0%	48,000	393,000	122	0.0%
100 East Pratt	Baltimore, MD	3/31/2016	100.0%	187,000	653,135	286	98.5%
1881 Campus Commons	Washington, D.C.	12/10/2015	100.0%	65,000	244,565	266	91.4%
180 Park Avenue	Northern New Jersey	7/1/2015	100.0%		223,837		71.4%
170 Park Avenue	Northern New Jersey	7/1/2015	100.0%		145,000		0.0%
1580 West Nursery Road	Baltimore, MD	7/1/2015	100.0%		315,350		100.0%
Acxiom	Chicago, IL	7/1/2015	100.0%		321,852		100.0%
Highland Landmark III	Chicago, IL	7/1/2015	100.0%		272,975		68.1%
The Corridors III	Chicago, IL	7/1/2015	100.0%		221,940		95.0%
215 Diehl Road	Chicago, IL	7/1/2015	100.0%		161,865		100.0%
544 Lakeview	Chicago, IL	7/1/2015	100.0%		139,218		51.1%
Bannockburn Lake III	Chicago, IL	7/1/2015	100.0%		106,495		0.0%
Robbins Road	Boston, MA	7/1/2015	100.0%		458,237		100.0%
550 King Street	Boston, MA	7/1/2015	100.0%		490,119		100.0%
Subtotal (11 Property Portfolio)				433,250	2,856,888	152	
Lenox Park Buildings	Atlanta, GA	10/3/2014	100.0%	290,000	1,040,327	279	100.0%
9 Technology Drive	Boston, MA	8/22/2014	100.0%	47,000	250,813	187	100.0%
7031 Columbia Gateway Drive	Baltimore, MD	7/1/2014	100.0%	59,509	247,624	240	100.0%
200 South Orange	Orlando, FL	6/30/2014	100.0%	18,800	128,296	147	100.0%
160 Park Avenue	Northern New Jersey	6/4/2014	100.0%	10,200	240,274	42	0.0%
Total - Dispositions (excluding Joint Venture)				**$ 1,474,759**	**7,493,734**		

Property Contributed to Joint Venture	Location	Closing Date	% Sold / Retained	Contributed Value	Rentable Square Footage	$ / SF	% Leased at Closing Date
Market Square	Washington, D.C.	10/28/2015	49% / 51%	$ 595,000	687,310	$ 866	80.5%

Supplemental Information - Q3 2016 26

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Net Income	$ **36,898**	$ **13,286**	$ **6,697**	$ **10,169**	$ **20,143**
Depreciation	26,778	28,450	29,289	31,229	32,441
Amortization	11,895	14,932	16,075	19,895	20,276
Adjustments included in loss from unconsolidated joint venture	2,123	2,077	2,470	1,606	-
(Gain) loss on sale of real estate assets	(50,412)	19	310	(3,678)	(20,182)
FFO	$ **27,282**	$ **58,764**	$ **54,841**	$ **59,221**	$ **52,678**
Real estate acquisition-related costs	-	-	-	-	1,680
Settlement of interest rate swap	-	-	-	-	1,102
Loss on early extinguishment of debt	18,905	92	-	-	2,672
Normalized FFO	$ **46,187**	$ **58,856**	$ **54,841**	$ **59,221**	$ **58,132**
Normalized FFO per share (basic)	$ **0.37**	$ **0.48**	$ **0.44**	$ **0.48**	$ **0.47**
Normalized FFO per share (diluted)	$ **0.37**	$ **0.48**	$ **0.44**	$ **0.48**	$ **0.47**
Weighted-average common shares outstanding - basic	123,215	123,206	123,393	124,343	124,359
Weighted-average common shares outstanding - diluted	123,350	123,294	123,412	124,466	124,460

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Net Cash Provided by Operating Activities	$ **60,266**	$ **46,598**	$ **42,840**	$ **48,101**	$ **66,041**
Straight-line lease termination income	(5,742)	7,059	793	467	460
Adjustments included in loss from unconsolidated joint venture	(559)	(238)	517	320	-
Net changes in operating assets and liabilities	(12,039)	2,179	5,987	5,369	(15,359)
Acquisition costs	-	-	-	-	1,680
Maintenance capital (1) (2)	(11,637)	(14,575)	(3,671)	(20,505)	(9,140)
AFFO	$ **30,289**	$ **41,023**	$ **46,466**	$ **33,752**	$ **43,682**
Weighted-average common shares outstanding - basic	123,215	123,206	123,393	124,343	124,359
Weighted-average common shares outstanding - diluted	123,350	123,294	123,412	124,466	124,460

(1) See page 31 of this supplemental report for a description of Maintenance Capital and page 25 for a detail of all capital expenditures.

(2) Reflects 51% of the capital expenditures of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q3 2016 27

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Net Income	**$ 36,898**	**$ 13,286**	**$ 6,697**	**$ 10,169**	**$ 20,143**
Interest expense (net)	17,116	17,372	17,892	19,030	22,004
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense	65	245	77	238	245
Depreciation	26,778	28,450	29,289	31,229	32,441
Amortization	11,895	14,932	16,075	19,895	20,276
Adjustments included in loss from unconsolidated joint venture	4,234	4,186	4,577	3,079	-
EBITDA	**$ 95,186**	**$ 76,671**	**$ 72,807**	**$ 81,840**	**$ 93,309**
(Gain) loss on sale of real estate assets	(50,412)	19	310	(3,678)	(20,182)
Real estate acquisition-related costs	-	-	-	-	1,680
Settlement of interest rate swap	-	-	-	-	1,102
Loss on early extinguishment of debt	18,905	92	-	-	2,672
Adjusted EBITDA	**$ 63,679**	**$ 76,782**	**$ 73,117**	**$ 78,162**	**$ 78,581**
General and administrative	7,467	7,761	10,490	7,762	6,797
Straight line rental income	(4,823)	(3,474)	(5,535)	(5,023)	(4,957)
Net effect of above/(below) market amortization	(682)	(1,628)	(1,323)	(1,774)	(2,401)
Adjustments included in loss from unconsolidated joint venture	(746)	(366)	(369)	(94)	-
Net Operating Income (based on cash rents)	**$ 64,895**	**$ 79,075**	**$ 76,380**	**$ 79,033**	**$ 78,020**
Same Store Net Operating Income (based on cash rents) 51% of Market Square Buildings (1)	(1,550)	(1,868)	(2,657)	(1,843)	(2,455)
Less Net Operating Income from:					
Acquisitions (2)	(6,465)	(6,097)	(6,680)	(5,126)	(3,188)
Dispositions (3)	(2,591)	(2,407)	(7,554)	(10,758)	(13,406)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (4)	**$ 54,289**	**$ 68,703**	**$ 59,489**	**$ 61,306**	**$ 58,971**

(1) Reflects NOI from 51% of the Market Square Buildings for all periods presented. On October 28, 2015, we transferred the Market Square Buildings and the $325.0 million mortgage note to a joint venture, and sold a 49% interest in the joint venture. Our interest in NOI from the Market Square Buildings is included in loss from unconsolidated joint venture for all quarters presented except third quarter of 2015 where it is included in our consolidated results of operations.

(2) Reflects activity for the following property acquired since July 1, 2015, for all periods presented: 229 West 43rd Street.

(3) Reflects activity for the following properties sold since July 1, 2015, for all periods presented: 80 Park Plaza, 9189, 9191 & 9193 S. Jamaica Street, 800 North Frederick, 100 East Pratt, 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

(4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q3 2016 28

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Net Income	**$ 36,898**	**$ 13,286**	**$ 6,697**	**$ 10,169**	**$ 20,143**
Interest expense (net)	17,116	17,372	17,892	19,030	22,004
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense	65	245	77	238	245
Depreciation	26,778	28,450	29,289	31,229	32,441
Amortization	11,895	14,932	16,075	19,895	20,276
Adjustments included in loss from unconsolidated joint venture	4,234	4,186	4,577	3,079	-
EBITDA	**$ 95,186**	**$ 76,671**	**$ 72,807**	**$ 81,840**	**$ 93,309**
(Gain) loss on sale of real estate assets	(50,412)	19	310	(3,678)	(20,182)
Real estate acquisition-related costs	-	-	-	-	1,680
Settlement of interest rate swap	-	-	-	-	1,102
Loss on early extinguishment of debt	18,905	92	-	-	2,672
Adjusted EBITDA	**$ 63,679**	**$ 76,782**	**$ 73,117**	**$ 78,162**	**$ 78,581**
General and administrative	7,467	7,761	10,490	7,762	6,797
Adjustments included in loss from unconsolidated joint venture	5	5	62	55	-
Net Operating Income (based on GAAP rents)	**$ 71,151**	**$ 84,548**	**$ 83,669**	**$ 85,979**	**$ 85,378**
Same Store Net Operating Income (based on GAAP rents) 51% of Market Square Buildings (1)	(2,301)	(2,239)	(3,088)	(1,992)	(2,948)
Less Net Operating Income from:					
Acquisitions (2)	(6,909)	(6,458)	(7,040)	(6,763)	(4,330)
Dispositions (3)	(5,143)	(4,715)	(10,782)	(12,229)	(15,070)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (4)	**$ 56,798**	**$ 71,136**	**$ 62,759**	**$ 64,995**	**$ 63,030**

(1) Reflects NOI from 51% of the Market Square Buildings for all periods presented. On October 28, 2015, we transferred the Market Square Buildings and the $325.0 million mortgage note to a joint venture, and sold a 49% interest in the joint venture. Our interest in NOI from the Market Square Buildings is included in loss from unconsolidated joint venture for all quarters presented except third quarter of 2015 where it is included in our consolidated results of operations.

(2) Reflects activity for the following property acquired since July 1, 2015, for all periods presented: 229 West 43rd Street.

(3) Reflects activity for the following properties sold since July 1, 2015, for all periods presented: 80 Park Plaza, 9189, 9191 & 9193 S. Jamaica Street, 800 North Frederick, 100 East Pratt, 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

(4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q3 2016 29

Unaudited (in thousands, except per-share amounts) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015 Net Operating Income (based on GAAP rents) 71,151$ 84,548$ 83,669$ 85,979$ 85,378$ Straight-line rental income (5,525) (3,764) (5,872) (5,100) (4,957) Net effect of above/(below) lease market amortization (731) (1,709) (1,417) (1,846) (2,401) Net Operating Income (based on cash rents) 64,895$ 79,075$ 76,380$ 79,033$ 78,020$ Supplemental Information - Q3 2016 30 Columbia Property Trust, Inc. Reconciliation of Net Operating Income (based on GAAP rents), and Net Operating Income (based on cash rents) Three Months Ended

Supplemental Information - Q3 2016 31 Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) real estate acquisition-related costs, (ii) listing costs, (iii) loss on interest rate swaps and (iv) loss on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) recurring capital expenditures, and adding back (vi) stock based compensation expense and (vii) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDA: Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization and incrementally removing any impairment losses, gains or losses from sales of property, real estate acquisition-related costs, discontinued operations adjustments, or other extraordinary items. We do not include impairment losses in this measure because we feel these types of losses create volatility in our earnings and make it difficult to determine the earnings generated by our ongoing business. We believe adjusted EBITDA is a reasonable measure of our liquidity. Adjusted EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs.